                             QUAKER INVESTMENT TRUST

                            QUAKER MID-CAP VALUE FUND

      Supplement dated March 17, 2005 to Prospectus dated October 28, 2004

Schneider Capital  Management  Company  ("Schneider"),  the subadviser to Quaker
Mid-Cap Value Fund (the "Fund"),  recently advised Quaker Funds,  Inc.  ("QFI"), the adviser to the Fund,  that it intended to resign its position as  subadviser to the Fund by no later  than  June 30,  2005.  At the  request  of the Board of
Trustees (the "Board") of Quaker  Investment Trust (the "Trust"),  QFI thereupon engaged in a search for a new subadviser to the Fund. After considering a number
of  potential   investment   advisory  firms,  QFI  submitted  to  the  Board  a
recommendation to retain Global Capital  Management,  Inc. ("GCM") as subadviser to the Fund. At a Board meeting held on February 10, 2005, the Board  considered all  relevant  information  provided by QFI and GCM and approved GCM to serve as subadviser  to the  Fund.  The  Board  determined  that it  would be in the best interests of the Fund and its  shareholders  to replace  Schneider  with GCM and recommends that the shareholders of the Fund approve a new subadvisory agreement with GCM ("New Subadvisory Agreement") at a shareholders meeting scheduled to be held on  April  18,  2005.  If the New  Subadvisory  Agreement  is  approved  by shareholders of the Fund at the  shareholders  meeting,  GCM will become the new subadviser to the Fund. There is no assurance that shareholders of the Fund will approve GCM as the subadviser to the Fund.